                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       January 23, 2003
                                                -------------------------------

                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


         1-31330                                          98-0355628
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 (Commission File Number)                     (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                             77002
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(Address of Principal Executive Offices)                         (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

Fourth Quarter Results of Operations

On January 23, 2003, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter and full year 2002.

Item 7. Financial Statements and Exhibits.

                  Exhibits

                  99.1 Company press release dated January 23, 2003 titled "Cooper Industries Reports Earnings of $.62 Per Share for the 2002 Fourth Quarter"

                  99.2 Cooper Industries, Ltd. (the "Company") "Sales Trends" to be posted on the Company's website.

Item 9. Regulation FD Disclosure.

Posting of  Sales Trends Information

On January 23, 2003, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COOPER INDUSTRIES, LTD.
                                                (Registrant)



Date:    January 23, 2003                       /s/ Terry A. Klebe
                                                -------------------------------
                                                Terry A. Klebe
                                                Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


 Exhibit No.
 -----------
     99.1     Company press release dated January 23, 2003 titled "Cooper Industries
              Reports Earnings of $.62 Per Share for the 2002 Fourth Quarter"

     99.2     Cooper Industries, Ltd. (the "Company") "Sales Trends" to be posted on the Company's website.